EXHIBIT 10.4

PORTIONS OF THIS EXHIBIT MARKED BY AN (***) HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

September 26, 2013

Travelport, LP

Travelport Global Distribution System B.V.

300 Galleria Parkway, N.W.

Atlanta, GA 30339

Re:	Twenty-First Amendment to Subscriber Services Agreement, dated as of July 23, 2007 as amended (“Agreement”) between Travelport, LP, (“Travelport”), Travelport Global Distribution System B.V. (“TGDS” and, together with Travelport, collectively, “Galileo”) and Orbitz Worldwide, LLC (“Subscriber”)

Ladies and Gentlemen:

This letter constitutes a Twenty-First Amendment (“Amendment”) to the Agreement referenced above. Capitalized terms used in this Amendment and not otherwise defined shall be used as defined in the Agreement.

Effective as July 1, 2013 (“Amendment Effective Date”), Galileo and Subscriber hereby agree as follows:

1. Custom Terms and Conditions Attachment. The Custom Terms and Conditions Attachment (Galileo Services) – North America to the Agreement is further amended as set forth in Exhibit A.

2. General. This Amendment shall be binding upon and inure to the benefit of and be enforceable by the Parties hereto or their successors in interest, except as expressly provided in the Agreement. Each Party to this Amendment agrees that, other than as expressly set out in this Amendment, nothing in this Amendment is intended to alter the rights, duties and obligations of the Parties under the Agreement, which shall remain in full force and effect as amended hereby. In the event of a conflict between the terms and conditions of this Amendment and the terms and conditions of the Agreement, the terms and conditions of this Amendment shall govern. This Amendment may be executed by the Parties in separate counterparts and each counterpart shall be deemed to be an original, but all such counterparts together shall constitute one and the same instrument.

The Parties have caused this Amendment to be executed by the signatures of their respective authorized representatives.

Orbitz Worldwide, LLC	Travelport, LP By: Travelport Holdings LLC as General Partner

Signature:	/s/ Stephen C. Praven	Signature:	/s/ Scott Hyden
Name:	Stephen C. Praven	Name:	Scott Hyden
Title:	VP, Business Development	Title:	MD-Americas
Date:	10/7/13	Date:	10/8/13

Travelport Global Distribution System B.V.

Signature:	/s/ Marco van Ieperen
Name:	Marco van Ieperen
Title:	Director
Date:	09-10-2013

Exhibit A

Amendment to Custom Terms and Conditions Attachment

(Galileo Services) – North America

The Custom Terms and Conditions Attachment, as previously amended (the “Attachment”) is amended as follows:

Removal from Paragraph F

The following two ARC numbers are removed from the table in the Attachment at Paragraph F entitled Cheaptickets ARC Numbers:

44574423

44576641

Collectively, the above ARC Numbers are the “OFB ARC Numbers,” and each (***) (“Carrier”) segment generated by Orbitz for Business using these OFB ARC Numbers is a “Carrier Segment on OFB.”

Segment Incentive for Carrier Segments generated by Orbitz for Business

Effective as of July 1, 2013, Galileo will pay Subscriber $(***) for each Carrier Segment on OFB made through the Galileo Services each calendar month, and $(***) for each Carrier Segment on OFB made through the Worldspan Services each calendar month. Subscriber will not be obligated to pay Galileo any Program Fees, opt-in fees, content access fees or other fees or amounts relating to any Carrier Segment on OFB, including without limitation any amounts associated with Carrier Segments generated by the OFB ARC Numbers.

Retroactive Nature

Because of the retroactive nature of the effective date of the Segment Incentive payments and related changes in the paragraph above, Travelport will use commercially reasonable efforts to reimburse Subscriber, within 60 days following the execution of this Amendment by both parties, an amount equal to the total of any and all Program Fees, opt-in fees, content access fees and other fees and amounts relating to each Carrier Segment on OFB, including without limitation any amounts associated with Carrier Segments generated by the OFB ARC Numbers, paid by Subscriber from such effective date through the signing date of this Amendment.

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